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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                      REGISTRATION STATEMENT (NO. 2-29601)
                        UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 54
                                       AND


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                                AMENDMENT NO. 55



                            VANGUARD WELLINGTON FUND
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON May 14, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.


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VANGUARD WELLINGTON(TM) FUND

ADMIRAL SHARES FOR PARTICIPANTS - MAY 14, 2001

This prospectus
contains financial data
for the Fund through
the fiscal year ended
November 30, 2000.

BALANCED

PROSPECTUS

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) [LOGO]

VANGUARD(R) WELLINGTON FUND
ADMIRAL SHARES
Participant Prospectus
May 14, 2001

A Balanced Mutual Fund

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CONTENTS
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1 FUND PROFILE

3 ADDITIONAL INFORMATION

4 MORE ON THE FUND

10 THE FUND AND VANGUARD

10 INVESTMENT ADVISER

11 DIVIDENDS, CAPITAL GAINS, AND TAXES

12 SHARE PRICE

12 FINANCIAL HIGHLIGHTS

14 INVESTING WITH VANGUARD

15 ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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SHARE CLASSES

Wellington Fund offers more than one class of shares. This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ. ALL REFERENCES IN THIS PROSPECTUS TO FEES, EXPENSES, AND INVESTMENT PERFORMANCE RELATE SPECIFICALLY TO ADMIRAL SHARES, UNLESS OTHERWISE NOTED.
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1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to conserve capital and to provide moderate long-term growth in capital and income.

INVESTMENT STRATEGIES
The Fund invests 60% to 70% of its assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks of established, large and medium-size companies. In choosing these companies, the adviser seeks those that appear to be undervalued but to have improving prospects. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of assets are invested mainly in high-quality intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock and bond markets. The Fund's performance could be hurt by:
- Investment style risk, which is the chance that returns from large- and mid-capitalization value stocks--which make up most of the Fund's holdings--will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Fund, since it invests only a portion of its assets in bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund, because it invests only a portion of its assets in bonds, most of which are considered high-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite stock/bond benchmark over set periods of time. Both the bar chart and the table present information for the Fund's Investor Shares only, since Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

       ---------------------------------------------------
                        ANNUAL TOTAL RETURNS
[SCALE -10% TO 40%]
                        1991          23.65%
                        1992           7.93%
                        1993          13.52%
                        1994          -0.49%
                        1995          32.92%
                        1996          16.19%
                        1997          23.23%
                        1998          12.06%
                        1999           4.41%
                        2000          10.40%
       ---------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 12.19% (quarter ended June 30, 1997), and the lowest return for a quarter was -5.25% (quarter ended September 30, 1999).

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     AVERAGE   ANNUAL   TOTAL   RETURNS  FOR  YEARS  ENDED   DECEMBER  31,  2000
     ---------------------------------------------------------------------------
                                    1 YEAR           5 YEARS            10 YEARS
     ---------------------------------------------------------------------------
     Vanguard Wellington Fund       10.40%            13.09%              14.00%
     S&P 500 Index                  -9.10             18.33               17.46
     Wellington Composite Index*    -2.37             13.99               14.51
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     *Prior to March 1, 2000, weighted 65% in the S&P 500 Index and 35% in the Lehman Brothers Long Credit AA or Better Bond Index. Effective March 1, 2000, the Lehman Brothers Credit A or Better Bond Index replaced the Lehman Brothers Long Credit AA or Better Bond Index within the Wellington Composite Index.
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FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                              None
Sales Charge (Load) Imposed on Reinvested Dividends:                   None
Redemption Fee:                                                        None
Exchange Fee:                                                          None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                  0.25%
12b-1 Distribution Fee:                                                None
Other Expenses:                                                       0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.27%

3

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                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Wellington Fund Admiral Shares' expense ratio is 0.27%, or $2.70 per $1,000 of average net assets. The average balanced mutual fund had expenses in 2000 of 1.29%, or $12.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's Admiral Shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

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   1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------
    $28          $87       $152          $343
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     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     NET ASSETS (INVESTOR SHARES)
Dividends are distributed quarterly in March,   AS OF NOVEMBER 30, 2000
June, September, and December; capital gains,   $22.5 billion
if any, are distributed annually in December.
                                                NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                              WelltnAdml
Wellington Management Company, LLP, Boston,
Mass., since inception                          VANGUARD FUND NUMBER
                                                521
INCEPTION DATE
Investor Shares--July 1, 1929                   CUSIP NUMBER
Admiral Shares--May 14, 2001                    921935201
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MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [LOGO] symbol  throughout  the  prospectus.  It is used  to  mark  detailed information  about  each  type  of  risk  that  you  would  confront  as a  Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental, and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

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                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
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MARKET EXPOSURE

STOCKS

Roughly two-thirds of the Fund's assets are invested in stocks. At times, the Fund may also invest in securities that are convertible to common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

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         U.S. STOCK MARKET RETURNS (1926-2000)
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                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
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Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.9    11.1     11.2       11.2
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5

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

BONDS

The Fund invests about one-third of its assets in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD RANGE FROM LOW TO MODERATE FOR THE FUND BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS.

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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

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                    HOW INTEREST RATE CHANGES AFFECT THE
                          VALUE OF A $1,000 BOND*
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                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
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Short-Term (2.5 years)           $978       $1,023       $956        $1,046
Intermediate-Term (10 years)      932        1,074        870         1,156
Long-Term (20 years)              901        1,116        816         1,251
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* Assuming a 7% yield.
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     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.
     Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen--but not eliminate--some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--and a lower investment return--than that of a fund investing exclusively in common stocks.

SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks and the remaining 30% to 40% of the Fund's assets in high-quality, investment-grade bonds. While the mix of stocks and bonds varies from time to time depending on the adviser's view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund's holdings.
     The Fund is run according to traditional methods of active investment management. Securities are bought and sold based on the adviser's judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates. To achieve the Fund's objective, conservation of capital and moderate growth in capital and income, the adviser follows specific strategies for stock and bond selection.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.

STOCKS

Wellington Management uses extensive research to find what it considers to be under- valued stocks of established large and medium-size companies. The adviser considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current market prices of these large- and mid-cap stocks may be lower than what the adviser thinks they should be.

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                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap funds as those holding stocks of companies whose outstanding shares have, on average, a market value exceeding $13 billion; mid-cap funds as those holding stocks of companies with a market value between $1.5 billion and

$13 billion; and small-cap funds as those holding stocks of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
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     The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the adviser expects to moderate overall risk.

7

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM LARGE- AND MID-CAPITALIZATION VALUE STOCKS WILL TRAIL RETURNS FROM OTHER MARKET SECTORS OR THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

BONDS

Wellington Management selects high-quality bonds that it believes will generate a high and sustainable level of income. These bonds may include intermediate- and long-term corporate, U.S. Treasury, government agency, mortgage-backed, and asset-backed bonds. The adviser does not generally make large adjustments in the average maturity of the Fund's bond holdings in anticipation of changes in interest rates.

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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
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                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates, such as those issued by the Government National Mortgage Association (GNMAs). Each issuer is responsible for paying back the bond's initial value as well as making periodic interest payments.
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     A breakdown of the Fund's bond holdings (which amounted to 33% of the Fund's net assets) as of November 30, 2000, follows:

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                                      PERCENTAGE OF FUND'S
TYPE OF BOND                              BOND HOLDINGS
------------------------------------------------------------
Corporate                                     61.8%
U.S. Treasury and Government Agency           24.3
Foreign Issuers                                9.0
Other                                          4.9
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[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
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     The adviser purchases bonds that are investment-grade quality--that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The dollar-weighted average quality of bonds held by the Fund, as of November 30, 2000, was Aa3, according to Moody's.
     The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of large and medium-size companies and high-quality intermediate- and long-term bonds, the Fund may make certain other kinds of investments to achieve its objective. The Fund may change its objective without shareholder approval.
     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded on U.S. or foreign markets.
     To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and (2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates. The Fund will also invest, to a limited extent, in U.S. dollar-denominated foreign bonds, which are subject to country risk.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, TRADITIONAL INVESTMENTS.

     The Fund may invest in stock and bond (interest rate) futures and options contracts, which are traditional types of derivatives. The Fund may also invest modestly in less-risky classes of collateralized mortgage obligations (CMOs). Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

9

     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities and bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
- To fine-tune the Fund's investment strategy--for instance, by reducing the effective maturity or duration of the Fund's bond holdings--without transacting in actual securities.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading. Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Certain Vanguard funds charge transaction fees on purchases and/or redemptions of their shares.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historic turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of November 30, 2000, the average turnover rate for all balanced funds was approximately 95%, according to Morningstar, Inc.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $530 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of November 30, 2000, Wellington Management managed about $263.2 billion in assets, including all or part of 15 Vanguard funds. The firm manages the Fund subject to the control of the trustees and officers of the Fund.
     Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firms's advisory fee may be increased or decreased, based on the cumulative

11

total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the Wellington Composite Index over the same period. The Index is a composite benchmark, 65% from the Standard & Poor's 500 Index and 35% from the Lehman Brothers Credit A or Better Bond Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended November 30, 2000, the advisory fee represented an effective annual rate of 0.04% of the Fund's average net assets before a decrease of 0.01% based on performance.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The managers primarily responsible for overseeing the Fund's investments are:

ERNST H. VON METZSCH, CFA, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1970; has been with Wellington Management since 1973; and has managed portfolio investments since 1984. Education: M.Sc., The University of Leiden, Holland; Ph.D., Harvard University.

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the bond portion of the Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund will not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when market quotations are readily available. Bonds held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing service information or market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is used, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has

13

been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 2000 with a net asset value (price) of $29.62 per share. During the year, the Fund earned $1.07 per share from investment income (interest and dividends) and $0.79 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.65 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The earnings ($1.86 per share) minus the distributions ($2.65 per share) resulted in a share price of $28.83 at the end of the year. This was a decrease of $0.79 per share (from $29.62 at the beginning of the year to $28.83 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 6.93% for the year.

As of November 30, 2000, the Fund had $22.5 billion in net assets. For the year, its expense ratio was 0.31% ($3.10 per $1,000 of net assets); and its net investment income amounted to 3.77% of its average net assets. It sold and replaced securities valued at 33% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                             VANGUARD WELLINGTON FUND
                                                                 INVESTOR SHARES
                                                             YEAR ENDED NOVEMBER 30,
                        --------------------------------------------------------------------------------
                                          2000          1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $29.62        $32.29        $31.05        $28.34        $24.57
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    1.07          1.13          1.13          1.11          1.02
 Net Realized and Unrealized Gain
   (Loss) on Investments                   .79          (.14)         2.86          3.77          4.00
      Total from Investment Operations    1.86           .99          3.99          4.88          5.02
                                         ---------------------------------------------------------------
 DISTRIBUTIONS
 Dividends from Net Investment Income    (1.15)        (1.22)        (1.18)        (1.06)         (.97)
   Distributions from
  Realized Capital Gains                 (1.50)        (2.44)        (1.57)        (1.11)         (.28)
                                         ---------------------------------------------------------------
   Total Distributions                   (2.65)        (3.66)        (2.75)        (2.17)        (1.25)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF YEAR           $28.83        $29.62        $32.29        $31.05        $28.34
========================================================================================================
TOTAL RETURN                             6.93%         3.58%        13.84%        18.60%        21.26%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)    $22,524       $25,846       $25,829       $21,340       $16,505
 Ratio of Total Expenses to Average
  Net Assets                             0.31%         0.30%         0.31%         0.29%         0.31%
 Ratio of Net Investment Income to
  Average Net Assets                     3.77%         3.74%         3.68%         3.97%         4.08%
 Turnover Rate                             33%           22%           29%           27%           30%
--------------------------------------------------------------------------------------------------------

                                                                              14
INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Make sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

15

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Wellington Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or
you can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-121

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I521 052001